UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 10, 2017

Albany Molecular Research, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35622	14-1742717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Corporate Circle

Albany, NY 12203

(Address of principal executive offices, Zip code)

(518) 512-2000

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on June 5, 2017, Albany Molecular Research, Inc. (the “Company” or “AMRI”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, UIC Parent Corporation, a Delaware corporation (“Parent”) and UIC Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Merger”). Parent and Merger Sub were formed by (i) affiliates of Carlyle Partners VI, L.P. (“Carlyle”) and (ii) GTCR Fund XI/A LP, GTCR Fund XI/C LP, and GTCR Co-Invest XI LP (collectively, “GTCR”).

In connection with GTCR and Carlyle’s efforts to obtain debt financing to fund a portion of the amount necessary to complete the Merger and pay related fees in connection with the Merger and related transactions, the Company, GTCR, and Carlyle are presenting to prospective lenders certain information regarding the Company. The Company is filing the information included in Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference which are excerpts of the information presented to prospective lenders (the “Lender Presentation”).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Excerpt from Lender Presentation dated July 10, 2017

Additional Information About the Proposed Transaction and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval. AMRI has filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (“SEC”) as of July 3, 2017, and intends to file with the SEC and mail to its stockholders a definitive proxy statement in connection with the proposed transactions with Carlyle and GTCR. Security holders of AMRI are urged to read the definitive proxy statement and the other relevant materials when they become available because such materials will contain important information about AMRI, Carlyle and GTCR and their respective affiliates and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any and all other documents filed by AMRI with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov.

In addition, investors may obtain a free copy of AMRI’s filings from AMRI’s website at http://ir.amriglobal.com/ or by directing a request to: Albany Molecular Research, Inc., 26 Corporate Circle, Albany, New York 12203, attn: investorinfo@amriglobal.com.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION.

Participants in the Solicitation

AMRI and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of AMRI in connection with the proposed transaction. Information about those directors and executive officers of AMRI, including their ownership of AMRI securities, is set forth in the proxy statement for AMRI’s 2017 Annual Meeting of Stockholders, which was filed with the SEC on April 19, 2017, as supplemented by other AMRI filings with the SEC, including the preliminary proxy statement filed with the SEC as of July 3, 2017. Investors and security holders may obtain additional information regarding the direct and indirect interests of AMRI and its directors and executive officers in the proposed transaction by reading the proxy statement and other public filings referred to above.

Forward-Looking Statements

This report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the proposed Merger and the timing of the closing of the acquisition. The words “anticipates”, “believes”, “expects”, “may”, “plans”, “predicts”, “will”, “potential”, “goal” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Readers should not place undue reliance on these forward-looking statements. AMRI’s actual results may differ materially from such forward-looking statements as a result of numerous factors, some of which AMRI may not be able to predict and may not be within AMRI’s control. Factors that could cause such differences include, but are not limited to, (i) the risk that the proposed merger may not be completed in a timely manner, or at all, which may adversely affect AMRI's business and the price of its common stock, (ii) the failure to satisfy all of the closing conditions of the proposed merger, including the adoption of the Merger Agreement by AMRI's stockholders and the receipt of certain governmental and regulatory approvals in foreign jurisdictions, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed merger on AMRI's business, operating results, and relationships with customers, suppliers, competitors and others, (v) risks that the proposed Merger may disrupt AMRI's current plans and business operations, (vi) potential difficulties retaining employees as a result of the proposed Merger, (vii) risks related to the diverting of management's attention from AMRI's ongoing business operations, and (viii) the outcome of any legal proceedings that may be instituted against AMRI related to the Merger Agreement or the proposed Merger. In addition, AMRI's actual performance and results may differ materially from those currently anticipated due to a number of risks including, without limitation: changes in customers’ spending and demand and the trends in pharmaceutical and biotechnology companies’ outsourcing of manufacturing services and research and development; AMRI’s ability to provide quality and timely services and to compete with other companies providing similar services; AMRI’s ability to comply with strict regulatory requirements; AMRI’s ability to successfully integrate past and future acquisitions and to realize the expected benefits of each; disruptions in AMRI’s ability to source raw materials; a change in the AMRI’s relationships with its largest customers; AMRI’s ability to service its indebtedness; AMRI’s ability to protect its technology and proprietary information and the confidential information of its customers; AMRI’s ability to develop products of commercial value under its collaboration arrangements; the risk of patent infringement and other litigation; as well as those risks discussed in AMRI’s Annual Report on Form 10-K for the year ended December 31, 2016 as filed with the SEC on March 16, 2017, subsequent Quarterly Reports filed with the SEC and AMRI’s other SEC filings. Numerous factors, including those noted above, may cause actual results to differ materially from current expectations. AMRI expressly disclaims any current intention or obligation to update any forward-looking statement in this report to reflect future events or changes in facts affecting the forward-looking statements contained in this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2017

ALBANY MOLECULAR RESEARCH, INC.

By:	/s/ William S. Marth
Name:	William S. Marth
Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Excerpt from Lender Presentation dated July 10, 2017